Licensing and Collaboration Agreement - YOFOTO (China) Health Industry Co. Ltd.	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about Licensing and Collaboration Agreement [Abstract]
Licensing and Collaboration Agreement - YOFOTO (China) Health Industry Co. Ltd. [Text Block]
8.	Licensing and Collaboration Agreement - YOFOTO (China) Health Industry Co. Ltd.

On July 10, 2018, the Company signed a definitive Licensing and Collaborative Agreement with YOFOTO (China) Health Industry Co. Ltd. ("YOFOTO") to commercialize three of RepliCel's programs in Greater China subject to certain Canadian and Chinese approvals (the "Transaction").

The Transaction represents an investment in RepliCel by YOFOTO with milestone payments, minimum program funding commitments, and sales royalties in exchange for an exclusive 15-year license to three of RepliCel products for Greater China (Mainland China, Hong Kong, Macau and Taiwan) (the “Territory”).

As part of the deal, YOFOTO invested CDN $5,090,005 in a private placement of RepliCel common shares at CDN $0.95 per share that included 20% warrant coverage with each warrant exercisable at CDN $0.95 per share for a period of two years.  The warrants have not yet been exercised (Note 10).

The deal structure also includes milestone payments (of up to CDN $4,750,000), sales royalties, and a commitment by YOFOTO to spend a minimum of CDN $7,000,000 on the RepliCel programs and associated cell processing manufacturing facility over the next four years in Greater China pursuant to a License and Collaboration Agreement. The License and Collaboration Agreement contains a provision permitting YOFOTO to put up to 1/3 of the shares issued in YOFOTO's initial investment back to the Company under certain conditions until January, 2027.

As part of the Transaction, the Company granted YOFOTO certain financing participation rights along with a board seat nomination. Upon YOFOTO meeting certain defined conditions, relevant Chinese patents, once issued in China, will be assigned to a YOFOTO-owned Canadian subsidiary, with detailed assignment reversion rights upon failure to meet defined targets.  At the date of these financial statements, no such Chinese patents have been assigned to YOFOTO.

On October 9, 2018, the $5,090,005 private placement was closed and the Company issued YOFOTO 5,357,900 RepliCel common shares which represented 19.9% of RepliCel's then-issued common shares.  In association with the YOFOTO deal, the Company agreed to pay success fee of ten percent (10%) of any upfront fees received by the Company and consequently, a fee of $509,001 was paid in this respect. In addition, the Company will be paying a success fee of five percent (5%) of any milestone fees and royalty fees received by the Company as a result of this License Agreement.

Contract Asset

The finders/success fees paid in connection with the YOFOTO Licensing and Collaboration Agreement of $509,001 was incurred to secure the YOFOTO License and Collaboration Agreement as well as to close the related private placement.  Consequently, the $509,001 finders/success fee was accounted for as a contract asset and as a share issuance cost.

The $509,001 fee was allocated between contract costs, share issuance costs and as an offset to the fair value of the related warrants.  The finders/success fee was allocated based on the relative fair values of these three items.  The contract asset is being amortized over the same period of time that the Company recognizes the upfront license revenue.

Contract liability

The proceeds of $5,090,005 from the placement was allocated to common shares and warrants issued based on their fair value at the date of issuance which was $2,563,919. The remaining $2,526,086 was allocated to Contract Liability to be recognized as License Fee revenue over a period of 10 years from the commencement date of the Agreement. No value was allocated to the put option on initial recognition and as at December 31, 2019.